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                     Form 8-K Exhibit - "FORM OF DEBENTURE"

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION THEREUNDER UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE, ASSIGNMENT, OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

No.  ______________________                 $____________________

                       WEITZER HOMEBUILDERS INCORPORATED
                            (A Florida Corporation)

                    14%  Convertible Subordinated Debenture
          Due _____________________, 2001 (Three years from Issuance)


          ______________________________________________________, a __________
corporation, (the "Company") promises to pay to ________________________________, the registered holder hereof (the "Holder" or the "Partnership"), or his registered assigns, the principal sum of $_______________________(________________________ Dollars ) on
______________________________, 2001, together with accrued and unpaid interest, if any. Interest on the principal amount of this Debenture (the "Debenture") shall accrue at the rate of 14% percent per annum from the date of issuance of this Debenture. Interest payments shall be payable quarterly on the first day of January, April, July, and October of each year from the date of issuance, commencing ______________________________, 1998. Interest on the Debenture will accrue from the most recent date of which interest has been paid or, if no interest has been paid, from the date of issuance. Interest will be computed on the basis of a 365-day year. Payments of interest to the Holder hereunder shall be made in lawful money of the United States of America and shall be made to the person who is a registered holder of the Debenture at the close of business on the fifteenth day of the month immediately preceding the interest payment date even though the Debenture may have been canceled, converted or redeemed, after the record date and on or before the interest payment date. Holders must surrender the Debenture or provide an appropriate affidavit of lost Debenture to the Company to collect principal payment thereof. The Company may pay principal and interest by mailing a check to the Holder's registered address, which is
_____________________________________________________.

     The Holder may convert all or any part of the then outstanding principal amount of this Debenture, plus accrued interest, into shares of the Company's Class A Common Stock, $_______ par value, (the "Common Stock") at any time after issuance and prior to ___________________________, 2001 (three years after issuance of the Debenture), at an initial conversion price of $_____________ per share (the
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"Conversion Price"). No fractional shares of the Company's Common Stock will be issuable upon conversion of any part of this Debenture. In lieu of any fractional share, the Company will deliver the cash equivalent of such fractional share to the Holder, based upon the then current Market Price, as defined below, of such shares of Common Stock as of the date of any such conversion. Notwithstanding anything in this Debenture to the contrary, the per share Conversion Price and the number of shares of the Company's Common Stock purchasable and issuable upon conversion shall be adjusted from time to time as follows:

     In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by converting this Debenture, to purchase the kind and number of shares of stock or other securities or property (including cash) received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been acquired upon conversion of this Debenture immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall concurrently therewith grant to the Holder of this Debenture all of such rights, warrants or options to which each such holder would have been entitled if, on the date of determination of shareholders entitled to the rights, warrants or options being granted by the Company, such Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise.

     In the event the Company shall issue additional shares of its Class A Common Stock in a stock dividend, stock distribution or subdivision, the conversion price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased. In the event the outstanding shares of Class A Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Class A Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall,


                          - Form of Debenture Page 2 -
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concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     The term "Market Price" as used herein with respect to a share of Common Stock shall mean the reported closing sales price, or, if there was no closing sales price on such day, then the average of the reported closing bid and asked prices, in either case, on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the average of the closing bid and asked prices in the over-the-counter market, as reported by Nasdaq or any other inter-dealer quotation system or exchange, or as furnished by any New York Stock Exchange member firm selected from time to time by the Company for such purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company in good faith.

     The Company shall deliver a certificate or certificates for that number of shares of the Company's Common Stock issuable on conversion as soon as practicable after surrender of this Debenture for conversion, but the person or persons to whom such certificates are issuable shall be considered the holder of record of such shares from the time this Debenture is surrendered. Except as described above, this Debenture is not otherwise convertible into any other shares of the Company's Common Stock. The Company has not and shall not be required to establish any sinking fund for the repayment of this Debenture. Prior to the issuance of any shares of Common Stock upon conversion hereof, the holder of this Debenture hereby agrees to provide the Company with any and all documentation requested by the Company, including any representations, regarding the issuance of said shares of Common Stock with respect to any conversion.

     The Debentures will be subordinated to all Institutional Debt, purchase money obligations of the Company, and debt (incurred or to be incurred by the Company), which debt is secured by security interests granted and to be granted by the Company. Institutional Debt is the principal of and premium, if any, and interest on, and any other payment due pursuant to the terms of instruments creating or evidencing indebtedness of the Company outstanding as of the date of initial issuance hereof or indebtedness thereafter created, assumed, incurred, or guaranteed by the Company and its affiliates, and all renewals, extensions, and refinances thereof, which is payable to banks, or other traditional long-term institutional lenders such as insurance companies and pension funds. For purposes of the Debentures, "indebtedness" means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Company and/or its affiliates or only to a portion thereof), as evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest thereon, of and to the extent such indebtedness would appear as a liability upon the balance sheet of the Company prepared on a consolidated basis in accordance with generally accepted accounting principles, consistently applied. In addition, the Debentures will also be subordinated to debt incurred in the ordinary course of business in connection with purchase money obligations currently existing or hereafter created, or to currently


                          - Form of Debenture Page 3 -
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outstanding or future indebtedness for which the Company and/or its affiliates has or will grant a priority security interest, and to the extent of any such security interest. A purchase money obligation is an obligation which would enable the Company to acquire rights in or the use of a product or collateral.

     The Company will not issue any securities of the Company subsequent to the date hereof, except with respect to securities which are issuable upon exercise and/or conversion of currently outstanding derivative securities, without the prior written approval of the Partnership. In addition, the Company will not incur any additional debt subsequent to the date hereof, in excess of an aggregate $200,000 per fiscal year of the Company, without the prior written consent of the Partnership. Said restrictions will remain outstanding until such time as the Partnership ceases to own any of the securities of the Company being acquired hereunder.

     The registered holder of a Debenture may be treated as its owner for all purposes.

     The terms of the Debenture may be amended with the consent of the holders of a majority in principal amount of the Debentures then outstanding, and any existing default may be waived with the consent of the holders of seventy percent (70%) of the principal amount of the Debentures then outstanding. Without the consent of any holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to make any change that does not adversely effect the rights of the holder.

     An Event of Default is: (a) a default for 45 days in payment of interest on the Debenture; (b) a default for 30 days in payment of principal of Debentures, when the same becomes due and payable at maturity or upon redemption; (c) the Company, pursuant to the U.S. Bankruptcy Code (i) commences a voluntary case;
(ii) consents to an entry of an order for relief against it in an involuntary case; (d) the Company consents to the appointment of a custodian of it or for all or substantially all of its property; (e) the Company makes a general assignment for the benefit of creditors; (f) a court of competent jurisdiction, enters an order or decree under any Bankruptcy Law (i) against the Company in an involuntary case; (ii) appoints a custodian of the Company or for all or substantially all of its property; or (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days; or
(g) the Company is in default under and pursuant to then existing and outstanding loan and/or credit agreements. If an Event of Default occurs and is not cured within fifteen days thereof and is continuing, then the Holders of thirty percent (30%) of the principal amount of Debentures then outstanding may declare the Debentures to be due and payable immediately.

     A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligation of the Company under the Debenture or for any claim based on, in respect of or by reason of such obligation or the creation thereof. Each Holder by accepting a Debenture waives and releases all of the aforesaid persons from such liability. The waiver and release are part of the consideration for the issuance of the Debenture.



                          - Form of Debenture Page 4 -
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     The registered owner of this Debenture shall be deemed to be the owner of this Debenture for all purposes and the full payment of interest and principal under this Debenture to such registered owner shall constitute the full and complete discharge of the Company for such purposes.

     This Debenture shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed in the State of Florida, without application to the principles of conflicts of laws and the terms of this Debenture cannot be changed orally.

     IN WITNESS WHEREOF, the Company has signed and sealed this 14% Convertible Subordinated Debenture due ___________________________, 2001 as of this ______________ day of _________________________, 1998.


                              By:
                                 --------------------------------------


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title :


ATTEST:


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                          - Form of Debenture Page 5 -